EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nami Corp. (the “Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I, [--], Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: June 17, 2022	By:	/s/ Calvin Chin
Calvin Chin
Chief Financial Officer